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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           March 13, 2001
                                                --------------------------------

                                NRG Energy, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                           001-15891             41-1724239
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

901 Marquette Avenue, Suite 2300, Minneapolis, Minnesota       55402-3265
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (612) 373-5300
                                                  ------------------------------

                                      None
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         (Former name and former address, if changed since last report.)






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Item 5.  Other Events.


         In December 2000, NRG Energy, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, a registration statement on Form S-3 (File No. 333-52508), which was declared effective on January 29, 2001. On March 13, 2001, the Company completed the offering of 18,400,000 shares of common stock and 11,500,000 Equity Units, initially consisting of 11,500,000 Corporate Units. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.  Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.                Description
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1.1                        Underwriting Agreement, dated March 7, 2001, by and
                           among the Company and Credit Suisse First Boston
                           Corporation, Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated, Goldman, Sachs & Co., Salomon Smith
                           Barney Inc., ABN AMRO Rothschild LLC and Banc of
                           America Securities LLC as Representatives of the several underwriters listed on Schedule I thereto with respect to the issuance and sale of the common stock.

1.2 Underwriting Agreement, dated March 7, 2001, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, CIBC World Markets Corp., J.P. Morgan Securities Inc., and Salomon Smith Barney Inc. as Representatives of the several underwriters listed on
                           Schedule I thereto with respect to the issuance and sale of the Equity Units.

4.1 Indenture, dated March 13, 2001, by and between NRG Energy, Inc. and The Bank of New York, a New York banking corporation, as Trustee.

4.2 First Supplemental Indenture, dated March 13, 2001, by and between NRG Energy, Inc. and The Bank of New York, a New York banking corporation, as Trustee with a form of Debenture set forth therein.

8.1 Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     /s/ James J. Bender
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                                                         (Registrant)
Date     March 14, 2001
                                                         (Signature)*
                                               Name:  James J. Bender
                                               Title: Vice President, General
                                                      Counsel and Corporate
                                                      Secretary


*Print name and title of the signing officer under this signature